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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 13, 2001
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                          Satcon Technology Corporation
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        001-11512               04-2857552
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State or Other Jurisdiction of       (Commission File         (IRS Employer
       Incorporation)                     Number)           Identification No.)

161 First Street, Cambridge, Massachusetts                           02142
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   (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code             (617) 661-0540
                                                               --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.       Acquisition or Disposition of Assets.

         On July 13, 2001, SatCon Technology Corporation ("SatCon") completed its acquisition of substantially all of the assets of Inverpower Controls Ltd., a corporation based in Burlington, Ontario, Canada ("Inverpower"). Inverpower is a manufacturer of power electronics modules and advanced high-speed digital controls for use in industrial power-supply, power conversion and power quality systems. The acquired assets, including plant, equipment and other physical property, were used by Inverpower in connection with its power electronics and controls business. SatCon intends to continue to use the assets for such purposes and to support SatCon's digital power product development and manufacturing.

         In consideration for the acquisition of Inverpower's assets, SatCon paid $100,000 in cash and issued 400,000 shares of its common stock, $0.01 par value per share (the "Common Stock"). The agreed upon consideration was determined as a result of arms length negotiations. SatCon has agreed to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), the shares of Common Stock issued in connection with the acquisition.

         The foregoing summary description is qualified in its entirety by reference to the Asset Purchase Agreement by and among Inverpower, SatCon and SatCon Power Systems Canada Ltd., dated June 25, 2001, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

         This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect SatCon's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in SatCon's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

Item 7.     Financial Statements, PRO FORMA Financial Information and Exhibits.

            (a)      Financial Statements of Business Acquired.

                     Financial statements of Inverpower will be filed as an amendment to this Form 8-K not later than 60 days after the date that the initial report on Form 8-K must be filed.

            (b)      PRO FORMA Financial Information.

                     PRO FORMA financial statements reflecting the transaction will be filed as an amendment to this Form 8-K not later than 60 days after the date that the initial report on Form 8-K must be filed.

            (c)      Exhibits.

                     The exhibits to this report are listed in the Index to Exhibits set forth on page 4 hereof.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SATCON TECHNOLOGY CORPORATION

Date:  July 13, 2001              By:  /s/ Sean F. Moran
                                     -----------------------------------------
                                       Sean F. Moran
                                       Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number             Exhibit
-------            -------
2.1                Asset Purchase Agreement by and among Inverpower Controls
                   Ltd., the Registrant and SatCon Power Systems Canada Ltd., dated June 25, 2001.

99.1               Press Release, dated July 17, 2001, issued by the Registrant.


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